UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2010

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (423)743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFT 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFT 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFT 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17CFT 240.13c-4(c))

ITEM 5.07  Submissions of Matters to a Vote of Security Holders

    The annual meeting of shareholders of NN, Inc. was held on Thursday.  May 20, 2010.  At the meeting, shareholders elected the following Class III directors for a term of three years:

                               ELECTION OF DIRECTORS
	FOR	WITHHELD
RICHARD G. FANELLI	9,905,538	862,824
MICHAEL E. WERNER	10,253,472	514,890

    Additionally, the shareholders ratified the selection of PriceWaterhouseCooper  LLP as the Company's registered independent public accounting firm for fiscal year ending December 31, 2010.

                                 RATIFY PRICEWATERHOUSECOOPERS LLP AS REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS
FOR	AGAINST	ABSTAIN
13,603,645	63,034	94,556

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: May 21, 2010	By:	/s/ William C. Kelly, Jr.
Name : William C. Kelly, Jr.
Title : Vice President and Chief Administrative Officer